RECKSON 401(K) PLAN
                                  EXHIBIT 99.3
        CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18
                           OF THE UNITED STATES CODE

I, Michael Maturo, Executive Vice President, Treasurer and Chief Financial Officer of Reckson Associates Realty Corp., certify pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

    1)      The Annual Report on Form 11-K of the Reckson 401(k) Plan
            (the "Plan") for the year ended December 31, 2001 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

    2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

Dated:  December 18, 2002

                                            /s/ Michael Maturo
                                            ------------------------------------
                                            Michael Maturo, Executive Vice
                                            President, Treasurer and Chief
                                            Financial Officer of Reckson
                                            Associates Realty Corp.